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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 9, 2004
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                          Covista Communications, Inc.
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             (Exact name of registrant as specified in its charter)

New Jersey                           0-2180           22-1656895
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(State or other Jurisdiction         (Commission      (I.R.S. Employer
of Incorporation or Organization)    File Number)     Identification No.)


721 Broad Street, Chattanooga, TN                                 37402
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(Address of principal executive offices)                          (Zip Code)


(423) 648-9700
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Registrant's telephone number, including area code



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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On September 9, 2004 Covista Communications, Inc. (the "Company") issued a press release disclosing financial results for the quarter ended July 31, 2004. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          Covista Communications, Inc.


                              By: /s/ Frank Pazera

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                               Name: Frank Pazera
                         Title: Chief Financial Officer


Date:  September 9, 2004